                                                                  Exhibit 10.167


                                 Schedule No. 3
                     Schedule of Indebtedness and Collateral

To Master Security Agreement dated 4/5/00, between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

3430 East Flamingo Road, Ste. 100           Las Vegas          NV       89121
--------------------------------------------------------------------------------
Address                                     City               State    Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

See Schedule "A" consisting of 2 pages attached hereto and made a part hereof.



2095A (8/00) Schedule of Indebtedness and Collateral -
           Precomputed Interest: Fixed Rate
       Attach to Master Security Agreement 2094.                     Page 1 of 2

Debtor promises to pay Secured Party the total sum of $918,524.16 which represents principal and interest precomputed over the term hereof, payable in 36 (total number) combined principal and interest payments of $25,514.56 each commencing on 2/18/02 and a like sum on a like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

Special Provisions

If this Schedule is prepaid prior to the date provided for repayment, the Debtor agrees to pay the following fees: During the first loan year - NO PREPAYMENT ALLOWED; during the second loan year - 5% of the then unpaid balance; during the third loan year - 4% of the then unpaid balance.





Accepted 1/16/02
         -------------------------

Secured Party:


THE CIT GROUP/EQUIPMENT FINANCING, INC.


By /s/ ILLEGIBLE                       Title ILLEGIBLE
   -------------------------------           -----------------------------------


Executed on
            -------------------

Debtor: 1/16/02


Ready Mix, Inc.
--------------------------------------------------------------------------------
Name of individual, corporation or partnership


By /s/ KENNETH D. NELSON               Title Vice President
   -------------------------------           -----------------------------------



2095A (8/00) Schedule of Indebtedness and Collateral -
           Precomputed Interest: Fixed Rate
       Attach to Master Security Agreement 2094.                     Page 2 of 2

                                  SCHEDULE "A"
                                  ------------

Attached to and made a part of Schedule of Indebtedness and Collateral No. 3 dated 1-16-02, to Master Security Agreement dated 4-5-00, between Ready Mix, Inc. as Debtor and The CIT Group/Equipment Financing, Inc. as Secured Party.

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT0VC029176, with 11.0 Yard Bridgemaster III Mixer, S/N: 43133-09079

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT6VC029196, with 11.0 Yard Bridgemaster III Mixer, S/N: 43132-09078

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT9VC027118, with 11.0 Yard Bridgemaster III Mixer, S/N: 43147-09086

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT3VC029169, with 11.0 Yard Bridgemaster III Mixer, S/N: 43145-09084

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT1VC029171, with 11.0 Yard Bridgemaster III Mixer, S/N: 43168-09098

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHTXVC029170, with 11.0 Yard Bridgemaster III Mixer, S/N: 43178-09101

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT9VC029175, with 11.0 Yard Bridgemaster III Mixer, S/N: 43165-09095

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT1VC029185, with 11.0 Yard Bridgemaster III Mixer, S/N: 42938-08979

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT3VC029172, with 11.0 Yard Bridgemaster III Mixer, S/N: 42873-08955

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT2VC029177, with 11.0 Yard Bridgemaster III Mixer, S/N: 42940-08981

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT6VC029179, with 11.0 Yard Bridgemaster III Mixer, S/N: 43101-09063

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT4VC029178, with 11.0 Yard Bridgemaster III Mixer, S/N: 42877-08956

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT0VC027010, with 11.0 Yard Bridgemaster III Mixer, S/N: 42868-08952

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT0VC027007, with 11.0 Yard Bridgemaster III Mixer, S/N: 42854-08946

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT7VC027120, with 11.0 Yard Bridgemaster III Mixer, S/N: 43042-09033

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT7VC027117, with 11.0 Yard Bridgemaster III Mixer, S/N: 42928-08975

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT2VC027123, with 11.0 Yard Bridgemaster III Mixer, S/N: 42919-08971

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT5VC017208, with 11.0 Yard Bridgemaster III Mixer, S/N: 43026-09024

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT0VC027122, with 11.0 Yard Bridgemaster III Mixer, S/N: 42920-08972

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT2VC029180, with 11.0 Yard Bridgemaster III Mixer, S/N: 43087-09049

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT9VC027121, with 11.0 Yard Bridgemaster III Mixer, S/N: 43077-09048

One (1) 1997 IHC Truck, F5070 SFA, VIN: 2HTTWAHT4VC027012, with 11.0 Yard Bridgemaster III Mixer, S/N: 42872-08954


And tires, wheels, additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the foregoing.


Debtor:                                Secured Party:
READY MIX, INC.                        THE CIT GROUP/EQUIPMENT
---------------                        -----------------------
                                       FINANCING, INC.
                                       ---------------

By: /s/ KENNETH D. NELSON              By:
    ------------------------------         ------------------------------

Title: Vice President                  Title:
       ---------------------------            ---------------------------

                                                                      ----------
                                                                      Date


THE CITY GROUP/EQUIPMENT FINANCING, INC.

P.O. Box 27248
--------------------------------------------------------------------------------
Address

Tempe                                                    AZ         85285-7248
--------------------------------------------------------------------------------
City                                                     State      Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Schedule of Indebtedness No. _____ dated 1-16-02, To Master Security Agreement dated 4-5-00 as follows:

                  Payee Names and Addresses                                       Amount
-------------------------------------------------------------             ---------------------
1st Capital Group                                                         $         452,672.89
                                                                           --------------------

US Bankcorp.                                                              $         374,451.69
                                                                           --------------------

The CIT Group/Equipment Financing, Inc (Non Refundable Processing Fee)    $           3,500.00
                                                                           --------------------

                                                                          $
                                                                           --------------------

                                                                          $
                                                                           --------------------

                                                                          $
                                                                           --------------------

                                                                          $
                                                                           --------------------

                                                        Total Proceeds    $         830,624.58
                                                                           --------------------





Very truly yours,


Ready Mix, Inc.
--------------------------------------------------------------------------------

By /s/ KENNETH D. NELSON               Title Vice President
   -------------------------------           -----------------------------------


1770 (11/98) Pay Proceeds Letter                                     Page 1 of 1